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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 1999


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                             ENERGY EAST CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         New York                   1-14766                  14-1798693
     (State or Other       (Commission File Number)       (I.R.S. Employer
     Jurisdiction of                                     Identification No.)
     Incorporation or
      Organization)


      P.O Box 12904                                        (518) 434-3049
  Albany, NY 12212-2904                               (Registrant's Telephone
  (Address of Principal                                Number, Including Area
    Executive Offices)                                         Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

      On June 15, 1999, Energy East Corporation ("Energy East") and CMP Group, Inc. ("CMP") announced that they have entered into an Agreement and Plan of Merger, dated as of June 14, 1999 (the "Merger Agreement"), pursuant to which EE Merger Corp., a newly formed wholly owned subsidiary of Energy East, will merge with and into CMP, with CMP surviving the transaction.

      The Merger Agreement and the press release announcing the Merger Agreement are attached hereto as exhibits and are incorporated herein by reference.

Item 7.  Exhibits.

      2. Agreement and Plan of Merger, dated as of June 14, 1999, by and among CMP Group Inc., Energy East Corporation and EE Merger Corp.

      99.   Press Release, dated June 15, 1999.














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                                    SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 15, 1999

                                       ENERGY EAST CORPORATION



                                       By /s/ Kenneth M. Jasinski
                                          ---------------------------
                                           Kenneth M. Jasinski
                                           Executive Vice President and
                                             General Counsel





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                                  EXHIBIT LIST
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      2.    Agreement and Plan of Merger, dated as of June 14, 1999, by and among CMP Group, Inc., Energy East Corporation and EE Merger Corp.

      99.   Press Release, dated June 15, 1999.













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